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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) October 16, 2001
                         ------------------------------


                          VERITAS SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                 000-26247             77-0507675
   ----------------------------      ------------      -------------------
   (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)


                                350 Ellis Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 527-8000

                          -----------------------------






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ITEM 5: OTHER EVENTS

         On October 16, 2001, the Company announced its financial results for its third quarter ended September 30, 2001. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

              The following exhibit is filed herewith:

              Exhibit No.           Description of Document
              -----------           -----------------------

                  99.1              Press release dated October 16, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2001

                                         VERITAS SOFTWARE CORPORATION



                                         By: /s/ Kenneth E. Lonchar
                                            ----------------------------------
                                             Kenneth E. Lonchar
                                             Executive Vice President
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX


       Exhibit No.           Description of Document
       -----------           -----------------------

         99.1                Press release dated October 16, 2001.